TRANSAMERICA PREMIER FUNDS - INSTITUTIONAL SHARES


Prospectus: May 1, 2000



EQUITY FUNDS
Transamerica Premier Aggressive Growth Fund
Transamerica Premier Equity Fund
Transamerica Premier Small Company Fund


FIXED INCOME FUND
Transamerica Premier High Yield Bond Fund



















The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



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TABLE OF CONTENTS                                             PAGE


The Funds at a Glance..................................................   3
Fees and Expenses.....................................................    6
The Funds in Detail
         Transamerica Premier Aggressive Growth Fund...............       7
         Transamerica Premier Equity Fund ..............................  7
         Transamerica Premier Small Company Fund   .....................  8
         Transamerica Premier High Yield Bond Fund..................      8
Investment Adviser........................................................10
         Fund Managers   .................................................10
         Adviser Fee     .................................................11
         Advisers Performance on Similar Funds     .....................  11
Shareholder Services......................................................13
         Buying Shares....................................................13
         Important Information About Buying Shares.....................   13
         Selling Shares...................................................14
         Important Information About Selling Shares.....................  14
         Selling Shares: In Detail........................................15
         Exchanging Shares Between Funds  ..............................  15
         Investor Requirements & Services.................................16
Your Guide To: Dividends & Capital Gains  ..............................  17
Your Guide To: Federal Taxes and Your Fund Shares  .....................  17
Share Price...............................................................18
Summary of Bond Ratings  .................................................18
Financial Highlights......................................................19
Additional Information and Assistance.....................................20

THE FUNDS AT A GLANCE


The following is a summary of each Fund's goals, strategies, risks, intended investors and performance. Each Fund has its own investment goal, strategies and policies. The Funds are managed by Transamerica Investment Management, LLC.
The performance shown for each Fund assumes reinvestment of dividends. We show the performance of the Investor Class of Shares for all Funds, because the Institutional Class was not available prior to the date of this prospectus. The Investor Class is subject to 12b-1 fees; the Institutional Class is not. We compare each Fund's performance to a broad-based securities market index. Performance figures for these indexes do not reflect any commissions or fees, which you would pay if you purchased the securities represented by the index. You cannot invest directly in these indexes. The performance data for the indexes do not indicate the past or future performance of any Fund.


TRANSAMERICA PREMIER AGGRESSIVE GROWTH FUND

The Fund seeks to maximize long-term growth.

It invests primarily in domestic equity securities selected for their growth potential resulting from growing franchises protected by high barriers to competition. The Fund generally invests 90% of its total assets in a non-diversified portfolio of domestic equity securities of any size. Non-diversified means the Fund may concentrate its investments to a greater degree than a diversified fund.

Your primary risk in investing in this Fund is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or poor general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed income funds over short periods. Because this Fund can concentrate a larger percentage of its assets than our other equity funds, the poor results of one company can have a greater negative impact on the Fund's performance.

The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

The following performance information provides some indication of the risks of investing in the Fund. We show annual returns, best and worst quarters, and average annual total returns over the life of the Fund. Past performance is no guarantee of future results.

o  Best calendar quarter: 43.17% for quarter ending 12/31/98
o  Worst calendar quarter: -10.77% for quarter ending 9/30/98


AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/99)
                                            SINCE INCEPTION

                           1 YEAR           (7/1/97)
Premier Aggressive

 Growth Fund               54.25%           64.13%
S&P 500 Index*             21.04%           24.256%


o The Standard and Poor's 500 Index (S&P 500) consists of 500 widely held, publicly traded common stocks.



TRANSAMERICA PREMIER EQUITY FUND

The Fund seeks to maximize long-term growth.

It generally invests at least 65% of its assets in a diversified portfolio of equity securities of domestic growth companies of any size. We look for companies we consider to be premier companies that are under-valued in the stock market.

Your primary risk in investing in this Fund is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or poor general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed income funds over short periods.

The Fund is intended for long-term investors who have the perspective, patience, and financial ability to take on above-average stock market volatility.

The following performance information provides some indication of the risks of investing in the Fund. We show annual returns, best and worst quarters, and average annual total returns over the life of the Fund. Past performance is no guarantee of future results.


o        Best calendar quarter: 29.80% for quarter ending 12/31/99
o        Worst calendar quarter:  -14.57%for quarter ending 9/30/98

AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/99)
                                            SINCE INCEPTION
                  1 YEAR       3 YEARS      (10/2/95)
-----------------------------------------------------
Premier Equity Fund            33.26%       38.05%   32.74%
 S&P 500 Index*   21.04%       27.56%       26.37%


* The Standard and Poor's 500 Index (S&P 500) consists of 500 widely held, publicly traded common stocks.






TRANSAMERICA PREMIER SMALL COMPANY FUND

The Fund seeks to maximize long-term growth.


It invests in a diversified portfolio of domestic equity securities. Under normal market conditions, at least 65% of the Fund will be invested in companies with market capitalizations or annual revenues of no more than $1 billion.

Your primary risk in investing in this Fund is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or poor general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed income funds over short periods.

The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

The following performance information provides some indication of the risks of investing in the Fund. We show annual returns, best and worst quarters, and average annual total returns over the life of the Fund. Past performance is no guarantee of future results.


o  Best calendar quarter: 53.56% for quarter ending 12/31/99
o  Worst calendar quarter: -15.64% for quarter ending 9/30/98

AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/99)
                                            SINCE INCEPTION

                           1 YEAR           (7/1/97)
Premier Small

 Company Fund              93.99%   80.17%
Russell 2000 Index*                 21.26%  11.48%


* The Russell 2000 Index measures the performance of the 2,000 smallest U.S. companies by market capitalization.




 TRANSAMERICA PREMIER HIGH YIELD BOND FUND


The Fund seeks to achieve a high total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower quality securities.

It generally invests at least 65% of its assets in a diversified selection of lower-rated bonds, commonly known as "junk bonds." These are bonds rated below Baa by Moody's or below BBB by Standard & Poor's (see Summary of Bond Ratings). We seek bonds that are likely to be upgraded, return high current income, rise in value, and are unlikely to default on payments.

Your primary risk in investing in this Fund is you could lose money. The value of the Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Because this Fund invests in bonds, there is less risk of loss over short periods of time than for our other Funds that invest in equities. However, since this Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer's non-payment of principal or interest, and its performance is subject to more variance due to market conditions, than higher rated bond funds. You should carefully assess the risks associated with an investment in this Fund.

The Fund is intended for long term investors who wish to invest in the bond market and are willing to assume substantial risk in return for potentially higher income.

The following performance information provides some indication of the risks of investing in the Fund. We show annual returns, best and worst quarters, and average annual total returns over the life of the Fund. Past performance is no guarantee of future results.

o        Best calendar quarter: 8.63% for quarter ending 3/31/91
o        Worst calendar quarter: -2.78 for quarter ending 9/30/98


AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/99)

                                 SINCE INCEPTION
                    1 YEAR       5 YEARS       (9/1/90)
Premier High Yield

  Bond Fund*        5.50%        11.61%        12.59%
Merrill Lynch High Yield
  Master Index**    1.57%        9.61%         11.57%

* Effective 7/1/98, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be 9/1/90, the separate account inception date. The performance prior to 6/30/98 is the separate account's performance recalculated to reflect the actual fees and expenses of the Fund.
** The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. bond market.




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FEES AND EXPENSES


There is no sales charge (load) or other transaction fees for the Funds that you pay directly. However, investors do pay fees and expenses incurred by each Fund.



ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                                                   TOTAL
TRANSAMERICA     MANAGEMENT  DISTRIBUTIONOTHER     OPERATING

------------------------------------------------------------------------

PREMIER FUND     FEE         (12B-1) FEE EXPENSES  EXPENSES


Aggressive Growth 0.85%      0.00%       0.29%       1.14%
Equity           0.85%       0.00%       0.20%       1.05%
Small Company    0.85%       0.00%       0.24%       1.09%
High Yield Bond  0.55%       0.00%       0.14%       0.69%




The Fund's total operating expenses above include the maximum adviser fees, maximum 12b-1 fees and other expenses. These are the expenses actually incurred by the High Yield Bond Fund for 1999. They are estimates for the other Funds since the Institutional Class of the other Funds has not yet commenced operations. During 1999, expense reimbursements were in place. With these reimbursements, the actual total operating expenses incurred for 1999 for High Yield Bond were 0.65%. The Adviser has agreed to waive part of its Adviser Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Funds (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed this cap for High Yield Bond and the following caps for the other Funds: Aggressive Growth = 1.15%; Equity = 1.05%; and Small Company = 1.15%. These measures will increase the Fund's returns. The Adviser may, from time to time, assume additional expenses. The fee waivers and expense assumptions may be terminated at any time without notice.




EXAMPLE

The table below is to help you compare the cost of investing in these Funds with the cost of investing in other mutual funds. These examples assume that you make a one-time investment of $10,000 in each Fund and hold your shares for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same as shown above. The examples are based on expenses without waivers or reimbursements. The examples do not reflect reinvestment of dividends and distributions and assume no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                     INVESTMENT PERIOD
PREMIER FUND        1 YEAR   3 YEARS  5 YEARS  10 YEARS

-----------------------------------------------------------------------------
Aggressive Growth   $116     $362     $   628  $1,386
Equity              $107     $324     $   579  $1,283
Small Company       $111     $347     $   601  $1,329
High Yield Bond     $  70    $221     $   384  $   859




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THE FUNDS IN DETAIL

The following expands on the strategies, policies and risks described in The Funds at a Glance. For more information about the performance of the Funds, see the Statement of Additional Information (SAI). You can get a free copy of the SAI by asking us. The SAI includes the Annual Report and the Semi-Annual Report, when available.

PREMIER AGGRESSIVE GROWTH FUND
Ticker Symbol, Investor Shares: TPAGX

GOAL
Our goal is to maximize long-term growth.

STRATEGIES
We use a "bottom up" approach to investing. We study industry and economic trends, but focus on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

The Investment Adviser's equity management team selects U.S. companies showing:
|X|      Strong potential for steady growth; and
|X|      High barriers to competition

We seek out the industry leaders of tomorrow - and invest in them today. We look for companies with bright prospects for their products, management and markets.

POLICIES
We generally invest 90% of the Fund's assets in a non-diversified portfolio of equity securities of U.S. companies. We select these securities because of their potential for long-term price appreciation. The Fund does not limit its investments to any particular type or size of company.

The Fund may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the Fund is not achieving its investment objective.

RISKS
Since the Fund invests primarily in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. As a non-diversified investment company, the Fund can invest in a smaller number of individual companies than a diversified investment company. As a result, any single adverse event affecting a company within the portfolio could impact the value of the Fund more than it would for a diversified investment company. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or its overall financial circumstances may decline, causing the security to lose value.

THIS FUND IS INTENDED FOR:
Investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth. Since stocks constantly change in value, this Fund is intended as a long-term investment.

PREMIER EQUITY FUND
Ticker Symbol, Investor Shares: TEQUX

GOAL
Our goal is to maximize long-term growth.

STRATEGIES

We use a "bottom up" approach to investing. We focus on identifying fundamental change in it's early stages and investing in premier companies. We believe in long term investing and do not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through our rigorous research process and stands on it's own merits as a premier company in our opinion.

We buy securities of companies we believe have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

|X|      Shareholder-oriented management
|X|      Dominance in market share
|X|      Cost production advantages
|X|      Leading brands
|X|      Self-financed growth
|X|      Attractive reinvestment opportunities




POLICIES
We generally invest at least 65% of the Fund's assets in a diversified portfolio of domestic equity securities. We do not limit investments to any particular type or size of company.

The Fund may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the Fund is not achieving its investment objective.

RISKS
Since the Fund invests principally in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or that its overall financial circumstances may decline, causing the security to lose value.

THIS FUND IS INTENDED FOR:
Long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.





PREMIER SMALL COMPANY FUND
Ticker Symbol, Investor Shares: TPSCX

GOAL
Our goal is to maximize long-term growth.

STRATEGIES
We use a "bottom up" approach to investing. We study industry and economic trends, but focus on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

Companies with smaller capitalization levels are less actively followed by securities analysts. For this reason, they may be undervalued, providing strong opportunities for a rise in value. To achieve this goal, our equity management team selects stocks issued by smaller U.S. companies which show:
|X|      Strong potential for steady growth
|X|      High barriers to competition

We seek out the industry leaders of tomorrow and invest in them today. We look for companies with bright prospects for their products, management and markets.

POLICIES

We generally invest at least 65% of the Fund in a diversified portfolio of equity securities (common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks) issued by small companies. Small companies are those whose market capitalization or annual revenues are no more than $1 billion.


We may also invest in debt securities.

The Fund may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the Fund is not achieving its investment objective.

RISKS
Since the Fund invests primarily in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. This Fund invests mainly in the equity securities of small companies. These securities can provide strong opportunities for a rise in value. However, securities issued by companies with smaller asset bases or revenues are likely to be subject to greater volatility in the market than securities issued by larger companies. Securities of small companies are also typically traded on the over-the-counter market and might not be traded in volumes as great as those found on national securities exchanges. These factors can contribute to abrupt or erratic changes in their market prices. Financial risk comes from the possibility that current earnings of a company we invest in will fall, or that its overall financial circumstances will decline, causing the security to lose value.

THIS FUND IS INTENDED FOR:
Investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth. Stock values change constantly. For this reason, the Fund is intended as a long-term investment.



PREMIER HIGH YIELD BOND FUND
Ticker Symbol, Investor Shares: Pending

GOAL
Our goal is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower quality securities.

STRATEGIES
We use a "bottom up" approach to investing. We study industry and economic trends, but focus on researching individual issuers. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

To achieve our goal, the Investment Adviser's fixed income management team:
|X| Seeks to achieve price appreciation and minimize price volatility by identifying bonds that are likely to be upgraded by qualified rating organizations;
|X| Employs research and credit analysis to minimize purchasing bonds that may default by determining the likelihood of timely payment of interest and principal; and
|X| Invests Fund assets in other securities consistent with the objective of high current income and capital appreciation.

POLICIES
We generally invest at least 65% of this Fund's assets in a diversified portfolio of high yield, below investment grade debt securities commonly referred to as "junk bonds." Up to 15% of Fund assets may be invested in bonds rated below Caa by Moody's or CCC by Standard & Poor's. Investments may include bonds in the lowest rating category of each rating agency, or unrated bonds that we determine are of comparable quality. Such bonds may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

The Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Because of the greater number of considerations involved in investing in lower-rated bonds, the achievement of the Fund's objectives depends more on the analytical abilities of the portfolio management team than would be the case if the Fund were investing primarily in bonds in the higher rating categories.

The Fund may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the Fund is not achieving its investment objective.



RISKS
The value of the Fund's investments will fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average maturity of the Fund's bond portfolio, the greater the fluctuation.
Although lower or non-rated bonds are capable of generating higher yields, investors should be aware that they are also subject to greater price volatility and higher rates of default than investment grade bonds (those rated above Baa by Moody's or BBB by Standard & Poor's). Price volatility and higher rates of default are both capable of diminishing the performance of the Fund and the value of your shares.

Additionally, although the Investment Adviser's bond management team employs comprehensive research and analysis in selecting securities for this portfolio, it cannot guarantee their performance. Likewise, while the bond management team uses time-tested defensive strategies to protect the value of shares during adverse market conditions, it cannot guarantee that such efforts will prevail in the face of changing market conditions.

THIS FUND IS INTENDED FOR:
Investors who are willing to take substantial risks in pursuit of potentially higher rewards. The risks associated with investments in speculative securities make this Fund suitable only for long-term investment.






 INVESTMENT ADVISER

The Funds' Adviser is Transamerica Investment Management, LLC or TIM or Adviser, 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015. TIM is controlled by Transamerica Investment Services, Inc., (TIS). TIS was adviser until January 1, 2000. Under an agreement with TIM, TIS provides TIM with certain investment research and other services and, in this regard, it serves as Sub-Adviser to the Funds. TIS has managed money for insurance companies and pension plans since 1967 and for mutual funds since 1996.

The Adviser's duties include, but are not limited to:
|X|      Supervising and managing the investments of each Fund; and
|X|  Ensuring  that  investments   follow  each  Fund's  investment   objective,
     strategies, and policies and comply with government regulations.

FUND MANAGERS

Management decisions for each of the Funds are made by a team of expert managers and analysts headed by team leaders (designated as primary managers) and their backups (designated as co-managers). The team leaders have primary responsibility for the day-to-day decisions related to their Funds. They are supported by the entire group of managers and analysts. The transactions and performance of the Funds are reviewed by the Adviser's senior officers.

The following listing provides a brief biography of the primary manager and co-managers for each of the Funds:

TRANSAMERICA   PREMIER  AGGRESSIVE  GROWTH  FUND  PRIMARY  MANAGER  SINCE  1999:
CHRISTOPHER J. BONAVICO, CFA, Vice President and Portfolio Manager, Transamerica Investment Management, LLC. Vice President and Fund Manager, Transamerica Investment Services. Manager of the Transamerica Aggressive Growth Fund, Transamerica Premier Small Company Fund, Transamerica Small Company Fund, and a Transamerica corporate account. Was manager of the Transamerica Value Fund and co-manager of the Transamerica Premier Aggressive Growth Fund, the Transamerica Premier Small Company Fund, the Transamerica Premier Balanced Fund and
Transamerica  Premier  Index  Fund  from  1998  to  1999.  Was  manager  of  the
Transamerica Premier Index Fund from inception to 1998. B.S., University of Delaware. Joined Transamerica in 1993.

CO-MANAGER SINCE 1999: DANIEL J. PRISLIN
(See Value Fund below for biography.)

TRANSAMERICA PREMIER EQUITY FUND PRIMARY MANAGER SINCE 1998: JEFFREY S. VAN HARTE, C.F.A., Senior Vice President and Head of Equity Investments, Transamerica InvestmentManagement, LLC. Vice President, Transamerica Investment Services, Inc. Manager of the Transamerica Equity Fund since 1998 and Transamerica VIF Growth Portfolio since 1984. Co-Manager of the Transamerica Value Fund. Was manager of the Transamerica Balanced Fund from 1993 to 1998 and the Transamerica Premier Balanced Fund from 1995 to 1998. Member of San Francisco Society of Financial Analysts. B.A., California State University at Fullerton. Joined Transamerica in 1980.

CO-MANAGER SINCE 1999: GARY U. ROLLE' C.F.A., Executive Vice President and Chief Investment Officer, Transamerica Investment Management, LLC. Executive Vice President & Chief Investment Officer, Transamerica Investment Services. Chairman & President, Transamerica Income Shares. Chief Investment Officer, Transamerica Occidental Life Insurance and Transamerica Life Insurance & Annuity Companies. Manager of the Transamerica Balanced Fund and Transamerica Premier Balanced Fund since 1998. Co-Manager of the Transamerica Premier Equity Fund, Transamerica Equity Fund and Fund A (both separate accounts), and Transamerica corporate accounts. Former member of the Board of Governors of the Los Angeles Society of Financial Analysts. B.S., University of California at Riverside. Joined Transamerica in 1967.

TRANSAMERICA PREMIER SMALL COMPANY FUND
Primary Manager since 1999: Christopher J. Bonavico
(See Aggressive Growth Fund above for biography.)

CO-MANAGER SINCE 1999: TIMOTHY S. GAUMER, CFA, Assistant Vice President and Portfolio Manager, Transamerica Investment Management, LLC. Equity Analyst, Transamerica Investment Services. Primary manager of a Transamerica corporate account. Co-Manager of the Transamerica Small Company Fund since l999. Member of The Security Analysts of San Francisco. Equity analyst, Chancellor LGT Asset Management, 1995-1997. Senior analyst, Emerging Growth - Management, 1994-1995. B.S., University of Illinois. MBA, University of Dallas. Joined Transamerica in 1997.

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

PRIMARY MANAGER SINCE 1999: MATTHEW W. KUHNS, CFA, Vice President and Portfolio Manager, Transamerica Investment Management, LLC. Vice President and Portfolio Manager, Transamerica Investment Services. Manager of the Transamerica Bond Fund since 1998. Was Co-Manager of the Transamerica Premier Bond Fund and the Transamerica Bond Fund. Member of the Bond Club of Los Angeles. B.A., University of California, Berkeley. M.B.A., University of Southern California. Joined Transamerica in 1991.

CO-MANAGER SINCE 2000: THOMAS J. RAY, CFA, Vice President and Portfolio Manager, Transamerica Investment Management, LLC. Vice President and Portfolio Manager, Transamerica Investment Services. Member of the Los Angeles Society of Financial Analysts and Bond Club of Los Angeles. MS, University of Wisconsin-Madison. B.B.A., University of Wisconsin-Madison. Course Administrator, University of Wisconsin-Madison Graduate School of Business, 1990-1991. Financial Analyst, Madison Valuation Associates, 1989-1991. Joined Transamerica in 1991.

CO-MANAGER SINCE 1999: EDWARD S. HAN Assistant Vice President and Portfolio Manager, Transamerica Investment Management, LLC. Securities Analyst,
Transamerica Investment Services. MBA, Darden Graduate School of Business Administration at the University of Virginia. BA, University of California at Irvine. Vice President-Health Care Finance Group, Bank of America, 1993-1998. Joined Transamerica in 1998.

ADVISER FEE
For its services to the Funds, the Adviser receives an adviser fee. This fee is based on an annual percentage of the average daily net assets of each Fund. It is accrued daily and paid monthly.


[OBJECT OMITTED]


The Adviser may waive some or all of these fees from time to time at its discretion. Such waivers will increase a Fund's return. This is intended to make the Funds more competitive. The Adviser may terminate this practice at any time.

ADVISER'S PERFORMANCE ON SIMILAR FUNDS

The Funds' Sub-Adviser TIS has managed separate accounts for pension clients of Transamerica Corporation's affiliated companies for over ten years.

The investment objectives, policies and strategies of the Transamerica Premier Equity and High Yield Bond are substantially similar in all material respects as the separate accounts from which they were cloned. In addition, the Transamerica High Yield Bond separate account transferred all its assets (i.e., the intact portfolio of securities) to the Transamerica Premier High Yield Bond Fund in exchange for its shares on the day that Premier Fund began selling shares.

The separate accounts are not registered with the SEC nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, they were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. If the separate accounts had been subject to Subchapter M of the Code, their performance may have been adversely affected at times.

In addition, the separate accounts are not subject to the same fees and expenses borne by the Funds. If the Equity separate account had been subject to the same fees and expenses as the respective mutual fund, its performance would have been lower. The High Yield Bond separate account performance shown below was recalculated to reflect the fees and expenses currently being charged by the Fund.

Additionally, the performance of the Premier Funds may differ from the separate accounts' performance for reasons such as timing of purchases and sales, availability of cash for new investments, brokerage commissions, diversification of securities, and the investment restrictions, both regulatory and by prospectus, imposed on the Funds.

The separate account performance figures are not the Funds' own performance and should not be considered a substitute for the Funds' own performance; nor should they be considered indicative of any past or future performance of the Funds.


The following table illustrates the separate accounts' performance1 as compared to the Premier Funds2 Investor Class and recognized industry indexes since inception3 and over the last one, five, and ten-year periods ending December 31, 1999.


                  1        5        10      SINCE
                  YEAR     YEARS      YEARS    INCEPTION

Equity Fund
                  34.78%   39.34%   28.82%  26.17%
Premier Equity Fund
                  33.26%     --    --       32.74%
S&P 500 Index4
                  21.05%   28.56%   18.21%  16.26%


                  1        5        10      SINCE
                  YEAR     YEARS      YEARS    INCEPTION

High Yield Bond Fund
                  5.50%    11.79%   ----    12.55%
Premier High Yield Bond Fund
                  5.43%    11.61%   ----     12.35%
Merrill Lynch All High5
   Yield Index
                  1.57%    9.61%      - --  11.57%


1 Average Annual Total Return calculated as shown in the Statement of Additional Information.

2 The performance of the Premier Funds reflects that of the Investor Shares, which are subject to Rule 12b-1 fees.

3 The inception date of the Equity Fund separate account is October 1, 1987. The inception date of the Premier Equity Fund is October 2, 1995. The inception date of both the High Yield Bond Fund separate account and the Premier High Yield Bond Fund is September 1, 1990. The performance of the Premier High Yield Bond Fund prior to June 30, 1998 is the separate account's performance recalculated to reflect to actual fees and expenses of the Premier Fund. The inception dates shown for the indexes match the dates of the separate accounts' inception.
4        The Standard and Poor's 500 Index consists of 500 widely held, publicly traded common stocks.
5        The Merrill Lynch All High Yield Index consists of high yield bonds.
         These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

SHAREHOLDER SERVICES

We've made opening an account, investing in shares and account management as easy and efficient as possible. For your convenience, we also provide a complete range of services to meet your investment and financial transaction needs.

Our Investor Services Provide You With :
o        A simple application form and service representatives to assist you
o        Purchases, exchanges and redemptions by phone
o        Purchases and redemptions by wire
o        Automatic Investment Plan
o        Automatic Exchange Plan
o        Automatic Withdrawal Plan
o        Automatic reinvestment of dividends
o        Accounts for gifting assets to minors
o        Electronic or wire credits to your bank account from shares you redeem
o        Check writing (minimum of $250) with the Premier Cash Reserve Fund
o        Individual Retirement Account (IRA) administration

o PremierQuote,  a 24-hour automated  information and transactions  service line
(1-800-892-7587,   option  2)  o  On-line  Transactions,  including  purchasing, exchanging, and redeeming shares, are available via our web site at www.transamericafunds.com.



               YOU CHOOSE THE SERVICES THAT MEET YOUR PERSONAL NEEDS FOR INVESTING AND CONVENIENCE. HAVE QUESTIONS? WE'RE READY TO HELP.
                   SIMPLY CALL 1-800-89-ASK-US (1-800-892-7587) FOR ASSISTANCE AND INFORMATION.

To Open Your Account, All You Need To Do Is:
o        Complete the application;
o Enclose a check or money order for the amount you want to invest; and o Mail these two items to:

                  Transamerica Premier Funds
                  P.O. Box 9232
                  Boston, MA 02205-9232.

o You can also make your initial investment by wiring funds from your bank to our custodian, State Street Bank. For instructions on this option, please refer to the section entitled "By Wire" in BUYING SHARES.


BUYING SHARES

Here's what you need to do:


BY MAIL for additional investments in the Funds of your choice.
o        Fill out an investment coupon from a previous confirmation statement,
or
o Indicate on your check or a separate piece of paper your name, address and account number.
o        Mail it to:       Transamerica Premier Funds

                  P.O. BOX 9232
                  BOSTON, MA 02205-9232

BY AUTOMATIC INVESTMENT PLAN for regular monthly investments from your bank account or other source to the Fund(s) of your choice. o Select this service when you fill out your application.
o Choose the day of each month that you want to invest.
o Choose the amount you want to invest in each Fund ($1,000 minimum per Fund per month).

BY TELEPHONE to make periodic electronic transfers from your designated bank account. o Select this service when you fill out your application. o When you want to buy shares, call 1-800-89-ASK-US (1-800-892-7587): o Option 2 for PremierQuote automated system, or o Option 3 for a service representative.

BY WIRE to make your initial or additional investments in the Funds by wiring money from your bank. o Send us your application form (if this is for your initial investment). o Instruct your bank to wire money to:
         State Street Bank ABA number 011000028 DDA number 9905-134-4.
o        Specify on the wire:
         a. Transamerica Premier Funds;

         b. Identify the Funds you would like to purchase and dollar amount to be allocated to each Fund (for example $5,000 in the Transamerica Premier Equity Fund and $4,000 in the Transamerica Premier Small Company Fund); c. Your account number; and d. Your name and address.


IMPORTANT INFORMATION ABOUT BUYING SHARES

Here's what you need to know:

BY MAIL
o All investments made by check should be in U.S. dollars and made payable to Transamerica Premier Funds.
o In the case of a retirement account, the check should be made payable to the custodian, State Street
     Bank and Trust Company.

o We will not accept third party checks or checks without your preprinted name and address. o We will not accept checks drawn on credit card accounts. o When you make investments by check or automatic investment plan, you must wait 15 business days before you can redeem that investment.

BY AUTOMATIC INVESTMENT PLAN
o Monthly investments must be at least $1,000 for each Fund in which you are automatically investing. o You can change the date or amount of your monthly investment, or cancel your Automatic Investment Plan, at any time by letter or telephone (with previous authorization from you). Give us at least 20 business days before the change is to become effective.

BY TELEPHONE
o We accept all telephone instructions we reasonably believe to be accurate and genuine. o We will take reasonable precautions to make sure that telephone instructions are genuine. o Positively identifying customers, tape recording telephone instructions, and providing written confirmations are precautions we may take to provide a reasonable level of assurance that telephonic purchases are genuine.


BY WIRE
o Wired funds are considered received by us when we receive the wire and all of the required information stated on the previous page.
o If we receive your telephone call and wire before the New York Stock Exchange closes, usually 4:00 P.M. eastern time, the money is credited that same day if you have supplied us with all other needed information.

IN GENERAL
o Your investment must be a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; these investments will be returned.
o The price you pay for your shares will be the next determined net asset value after your purchase order and all required information is received.
o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the Funds.
o If you have a securities dealer, bank, or other financial institution handle your transactions with us you may be charged a fee by them.

MINIMUM INVESTMENT

The minimum initial investment is $25,000. The minimum initial investment may be waived from time to time by the Distributor.


MINIMUM BALANCES
It is relatively costly for us to maintain small accounts. Therefore, we reserve the right to redeem all shares in any account for its net asset value if at any time the total value of the account is less than $10,000. We will notify you if the value of the account is less than the required minimum. We will give you at least 60 days to bring the value of the account up to the required minimum before the redemption is processed.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time. You'll receive the net asset value of your redemption after we receive your request, assuming all requirements have been met. For additional information on redemptions, see "Selling Shares: In Detail" in this section of the prospectus.

Here's what you need to do:

BY MAIL Your written instructions to us to sell shares can be in any of these forms: o By letter; or o By assignment form or other authorization granting legal power to other individuals to sell your Fund shares.


BY TELEPHONE If you've authorized telephone redemption privileges with us in writing, you can sell your shares over the telephone. o Select this privilege when you fill out your application.
o        Call 1-800-89-ASK-US (1-800-892-7587):
o        Option 3 to talk to a service representative; or
o        Option 2 to redeem via PremierQuote.


BY AUTOMATIC WITHDRAWAL PLAN This option allows you to automatically sell enough shares each month to receive a check or automatic deposit to your bank account.
o To set up an Automatic Withdrawal Plan, call us at 1-800-89-ASK-US (1-800-892-7578). o We will ask you when, how much and from which Fund(s) you want to be paid each month. o The minimum is $50 per month per Fund.

IMPORTANT INFORMATION ABOUT SELLING SHARES

Here's what you need to know:

BY MAIL
o Once you've mailed your redemption request to us, it is irrevocable and cannot be modified or cancelled. o If the amount redeemed is over $50,000, all registered owners must sign a written request and all signatures must be guaranteed. Signature guarantees can usually be provided by securities brokers or dealers, securities exchanges, banks, savings and loan companies and credit unions. Please note that notary publics do not provide this service.

BY TELEPHONE
o Be certain that your decision to sell your shares is firm, because once you've made your telephone request, it cannot be modified or canceled.
o We accept all telephone instructions we reasonably believe to be accurate and genuine. o We will take reasonable precautions to make sure that telephone instructions are genuine. o This includes positively identifying all of our customers, tape recording telephone instructions and providing written confirmations of telephonic redemptions.
o If reasonable procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions.




BY AUTOMATIC WITHDRAWAL PLAN
o If you sign up for this plan at any time after you make your initial investment, or increase the monthly payments at any time, these requests must be in writing and signed by all registered owners of the account.
o When you make your initial investment, you may request that payments be sent to an address other than the address of record. At any later time, however, requests for payments to be sent to an address other than the address of record must be signed by all registered owners of the account, and their signatures must be guaranteed.
o You can cancel the plan or change the amount of payments by writing to us. Cancellation or changes will become effective within 15 days after we receive your instructions.
o        We can cancel this option at any time. If we do so, we will notify you.
o If the amount of the monthly payments you receive exceeds the dividends, interest and capital appreciation of your shares, your investment will be depleted.


SELLING SHARES: IN DETAIL

REDEMPTION TIMETABLES & PRACTICES

HOW LONG IT TAKES
Your redemption check is usually mailed to you on the second business day after we receive your request. It will not be sent later than seven days, provided we have all the information we need. If we need information, we will contact you.

POSTPONEMENTS We may postpone redemptions if:
a) The New York Stock Exchange (NYSE) closes during its usual business hours; b) If the NYSE restricts trading; c) The U.S. Securities & Exchange Commission (the Commission) declares an emergency; or d) The Commission permits a delay to protect investors.

PURCHASE CHECKS MUST CLEAR PRIOR TO REDEEMING SHARES
If you redeem shares shortly after buying them, we may hold the proceeds from your redemption for more than seven days, but only until the purchase check clears. This may take up to 15 days. If you anticipate redemptions soon after buying shares, please wire your purchase payment to avoid this delay.

REDEMPTION TRANSACTION POLICIES

WHEN PRICING OCCURS
All redemptions are made and the price of your shares is determined on the day we receive all of the necessary documentation.

DOLLAR AMOUNTS ONLY
We cannot accept redemptions for a certain date or price per share. We can only accept redemptions for the dollar amount that you state.



LARGE REDEMPTIONS
For redemptions greater than $250,000, the Company reserves the right to give you marketable securities instead of cash.

REDEMPTION SAFEGUARDS

CHANGE OF ADDRESS
If you request a redemption check within 30 days of your address change, you must send us your request in writing with a signature guarantee. Keep your address current by writing or calling us with your new address as soon a possible.

PROCEEDS TO REGISTERED OWNER
Except when transferring redemption proceeds to a new custodian of a tax qualified plan, we will make all payments to the registered owner of the shares, unless you instruct us to do otherwise in writing.

ALL CHECKS GO TO ADDRESS OF RECORD
We will mail all checks to the address on the account, unless you instruct us in writing to do otherwise.

AUTHORIZED SIGNATURES
When redemption requests are made on behalf of a corporation, partnership, trust, fiduciary, agent or unincorporated association, the individual signing the request must be authorized.

SPOUSAL CONSENT & RETIREMENT PLAN REDEMPTIONS
If a redemption request is made for an account that is part of a qualified pension plan, spousal consent may be required.


MARKET TIMING

We may not accept your repurchase if you have made four or more redemptions and repurchases involving the same Fund within the same calendar year.


EXCHANGING SHARES BETWEEN FUNDS

Exchanging shares that you own in one Fund for shares in another enables you to redirect your investment dollars. Each Fund has a different portfolio of investments designed to fulfill a specific financial goal. Assess your changing needs for growth, income and capital preservation. As your investment needs change, you may find it beneficial to exchange shares to the Funds whose purposes most closely match your current personal goals.

YOU CAN EXCHANGE SHARES BY MAIL, BY TELEPHONE OR BY AUTOMATIC EXCHANGE PLAN

Here's what you need to do:
o To exchange shares by mail or telephone, use the same procedures you would in buying shares. Exchanges are available to any resident of any state in which Fund shares are legally sold.
o You may exchange shares once or twice per month with the Automatic Exchange Plan. The minimum is $50 per month. You need to request this service in writing, and your request must be signed by all registered owners of the account. Call 1-800-89-ASK-US for more information.

Here's what you need to know:
o        Exchanges are not designed for market-timing purposes.
o Exchanges are designed to help you more closely align your investments with your personal investment objectives and risk tolerance levels.
o Exchanges are treated as a sale of shares from one Fund and the purchase of shares in another Fund, and therefore could be taxable events.
o Exchanges can be made in regular intervals using the Automatic Exchange Plan.
o Exchanges may be suspended for the remainder of the calendar year if you make more than four exchanges involving the same Fund without the Automatic Exchange Plan.
o Exchanges into or out of the Funds are made at the next determined net asset value per share after we receive all necessary information.
o Exchanges are accepted only if the ownership registrations of both accounts are identical. o Exchanges can be rejected, or the exchange option can be modified or terminated at any time.


INVESTOR REQUIREMENTS & SERVICES

TAXPAYER IDENTIFICATION NUMBERS
o You must provide your taxpayer identification number.
o You must state whether you are subject to backup withholding for prior under-reporting.
o Without your taxpayer identification number, redemptions, exchanges, dividends and capital gains distributions will be subject to federal withholding tax.

CHANGES OF ADDRESS

BY TELEPHONE Please call 1-800-89-ASK-US to change the address on your account.

BY WRITTEN REQUEST Send us a written notification signed by all registered owners of your account. Include:
a)       The name of your Fund(s);
b)       The account number(s);
c)       The names on the account(s); and
d)       Both old and new addresses.

REDEMPTION SAFEGUARD Within the first 30 days of an address change, telephone redemptions are permissible only if the redemption proceeds are wired or electronically transferred.

SIGNATURE GUARANTEES
o Signature guarantees are required of all owners of record on accounts involving redemptions of $50,000 or more.
o Signature guarantees must be made by a bank, trust company, saving bank, savings and loan association or member of a national stock exchange.
o Please call 1-800-89-ASK-US with any questions regarding this subject.

MINIMUM ACCOUNT BALANCES
o Each account in which you own shares must maintain a minimum  balance of $500.
o If an account falls below $500 as a result of your action, we will notify you.
o We will give you 30 days to increase your balance.
o If you do not increase your balance, we will redeem your shares and pay you their value. o This minimum does not apply if you are actively contributing to that account through the Automatic
     Investment Plan.

TRANSFERRING OWNERSHIP OF SHARES

TO TRANSFER OWNERSHIP OF YOUR SHARES to another person or organization, or to change the name on an account, you must send us written instructions. This request must be signed by all registered owners of your account and the signatures must be guaranteed.

TO CHANGE THE NAME ON AN ACCOUNT, the shares must be transferred to a new account. This request must include a signature guarantee. This option is not available for pension and retirement savings programs. Please call 1-800-89-ASK-US for additional information.

YOUR STATEMENTS, ANNUAL REPORT & PROSPECTUS

QUARTERLY STATEMENTS We will send you a consolidated, quarterly statement of your account, showing all transactions since the beginning of the current quarter.

STATEMENTS UPON REQUEST You can request a statement of your account activity at any time.

TRANSACTION CONFIRMATIONS Each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction.

ANNUAL REPORTS Each year, we will send you an annual report that includes audited financial statements for the fiscal year ended December 31. It will include a list of securities held in each Fund on that date.

SEMI-ANNUAL REPORTS Each year, we will send you a semi-annual report that includes unaudited financial statements for the six months ended June 30. It will also include a list of securities held in each Fund on that date.

PROSPECTUS Each year, we will send you a new Prospectus.

STATEMENT OF ADDITIONAL INFORMATION We revise this reporting document annually. You must request this from us if you wish to receive it.

RESERVATION OF RIGHTS
We reserve the right to amend, suspend, or discontinue any of these options at any time without prior notice.


YOUR GUIDE TO: DIVIDENDS & CAPITAL GAINS

Investment income generated by our Funds consists of dividends and capital gains. Substantially all of this income is distributed to our shareholders. As a shareholder, you can receive distributions of dividends and capital gains in one of three ways.

YOUR DISTRIBUTION OPTIONS:

REINVESTING allows you to buy additional shares of the same Fund or any other Fund of your choice with the investment income generated by your current Fund.

CASH & REINVESTING allows you to choose either your dividends or your capital gains to be paid to you in cash. The other source of investment income will be reinvested in the same Fund or any other Fund of your choice.

ALL CASH allows you to have both dividends and capital gains paid to you in cash.

Unless you specify another option, we will reinvest all your dividends and capital gains distributions in additional shares of the same Fund from which it was earned.

HOW, WHEN & AT WHAT PRICE

DISTRIBUTIONS:
|X| Are made on a per share basis to shareholders of record as of the distribution date of that Fund, regardless of how long the shares have been held.
|X| Capital gains, if any, are generally distributed annually for all Funds.
|X| If you buy shares just before or on a record date, you will pay the full price for the shares and then you will receive a portion of the price back as a taxable distribution.

DIVIDEND PAYMENT SCHEDULES:

FUND                                WHEN IT PAYS
Premier Aggressive Growth Fund      Annually
Premier Equity Fund                 Annually
Premier Small Company Fund Annually
Premier High Yield Bond Fund        Monthly



YOUR GUIDE TO: FEDERAL TAXES AND YOUR FUND SHARES

DIVIDENDS AND SHORT TERM CAPITAL GAINS paid by a Fund will be taxable to its shareholders as ordinary income whether reinvested or paid in cash.

LONG TERM CAPITAL GAINS DISTRIBUTIONS paid by a Fund will be taxable to its shareholders as long term capital gains, regardless of how long the shares have been held, whether reinvested or paid in cash.

CORPORATE   DIVIDENDS-RECEIVED  DEDUCTION  To  the  extent  that  a  Fund  earns qualifying dividends, a portion of the dividends paid to its corporate shareholders may qualify for the corporate dividends-received deduction.

ANNUAL TAX REPORTING DOCUMENTATION After each calendar year, we will notify you of the amount and type of distributions you received from each Fund for Federal tax purposes.

PURCHASES JUST PRIOR TO DISTRIBUTIONS If you are planning to buy shares of a Fund just prior to its scheduled distribution of dividends or capital gains, please call 1-800-89-ASK-US for information on tax considerations before doing so. Purchasing shares at such times will result in a taxable event which you may wish to avoid.

REDEMPTIONS AND EXCHANGES of shares are taxable events which may represent gains or losses for you.

CORRECT TAXPAYER IDENTIFICATION NUMBERS must be furnished by shareholders to avoid backup withholding of federal income tax on distributions, redemptions and exchanges.

NON-RESIDENT ALIEN WITHHOLDING Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends and capital gains distributions may be subject to nonresident alien withholding.

BACKUP WITHHOLDING STATUS You will also be asked to certify that you are not subject to backup withholding for failure to report income to the Internal Revenue Service.


OTHER TAXES

STATE AND LOCAL TAXES In addition to federal taxes, you may be subject to state and local taxes on payments received from the Funds.

POSSIBLE PARTIAL DIVIDEND EXEMPTIONS Depending on your state's tax rules, a portion of dividends paid by a Fund that come from direct obligations of the U.S. Treasury and certain Federal agencies may be exempt from state and local taxes.

YOUR TAX ADVISER Check with your own tax adviser regarding specific questions regarding Federal, state and local taxes.




SHARE PRICE

HOW SHARE PRICE IS DETERMINED
The price at which shares are purchased or redeemed is the net asset value (NAV) that is next calculated following receipt of the order. The NAV is calculated by subtracting the Fund's liabilities from its total assets and dividing the result by the total number of shares outstanding.

Fund securities traded on a domestic securities exchange or NASDAQ are valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. When market quotations are not readily available or the Investment Adviser believes it is appropriate, securities and other assets are valued at fair value pursuant to procedures adopted by the Fund's Board of Directors.


Any short-term investments of the Funds with maturities of 60 days or less at the time of purchase, are valued on the basis of amortized cost. Amortized cost requires constant amortization to maturity of any discount or premium, regardless of the effect of movements in interest rates.


WHEN SHARE PRICE IS DETERMINED

The net asset value of each Fund is determined only on days that the New York Stock Exchange (Exchange) is open.


Investments or redemption requests received before the close of business on the Exchange, usually 4:00 p.m. eastern time, receive the share price determined at the close of the Exchange that day. Investments and redemption requests received after the Exchange is closed receive the share price at the close of the Exchange the next day the Exchange is open. Investments and redemption requests by telephone are deemed received when the telephone call is received.





SUMMARY OF BOND RATINGS

Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."
                                    STANDARD
INVESTMENT GRADE                   MOODY'S        & POOR'S
----------------------------------------------------------
Highest quality                    Aaa            AAA
High quality                       Aa             AA
Upper medium                       A              A
Medium, speculative features       Baa            BBB
LOWER QUALITY
-------------
Moderately speculative             Ba             BB
Speculative                        B              B
Very speculative                   Caa            CCC
Very high risk                     Ca             CC
Highest risk, may not be
    paying interest                               C           C
In arrears or default                             C           D

FINANCIAL HIGHLIGHTS


The following information is intended to help you understand the Funds' financial performance since their inception. Financial highlights are available only for the Premier High Yield Bond Fund, because that was the only Fund available during 1998 and 1999. The total returns in the table represent the rate the investor would have earned (or lost) in that year on that Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent certified public accountants, covering the fiscal years ended December 31, 1998 and 1999. You should read this information along with the financial statements and accompanying notes in the annual report. You can get more information about the Funds' performance in the annual report. See the back cover to find out how to get this report.



                                                       Transamerica Premier High Yield Bond Fund

                                                       ------------------------------------------
                                                       ------------------------------------------

                                                                  Institutional Class

                                                       ------------------------------------------
                                                       ------------------------------------------

                                                           Period Ended         Period Ended
                                                        December 31, 1999   December 31, 1998*

                                                       -------------------------------------------------------
-------------------------------------------------------

NET ASSET VALUE
Beginning of period                                                   $9.61               $10.00

                                                       ------------------------------------------


OPERATIONS
Net investment income1                                                 0.88                 0.42
Net realized and unrealized loss on investments                      (0.36)               (0.38)

                                                       ------------------------------------------

Total from investment operations                                       0.52                 0.04

                                                       ------------------------------------------


DIVIDENDS / DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                (0.88)               (0.42)
Net realized gains on investments                                      ----               (0.01)

                                                       ------------------------------------------

Total dividends / distributions                                      (0.88)               (0.43)

                                                       ------------------------------------------


NET ASSET VALUE
End of period                                                         $9.25                $9.61

                                                       ==========================================

TOTAL RETURN 2                                                        5.50%                0.51%

                                                       ==========================================


RATIOS AND SUPPLEMENTAL DATA Expenses to average net assets:
   After reimbursement/fee waiver                                     0.65%               0.65%+
   Before reimbursement/fee waiver                                    0.69%               0.80%+
Net investment income, after reimbursement/fee waiver                 9.10%               8.81%+
Portfolio turnover rate                                                 30%                  22%
Net assets, end of period (in thousands)                            $77,159              $71,415

                                                       ==========================================




+     Annualized

* Inception (Institutional Class) - June 30, 1998; fund commenced operations on July 1, 1998.

    1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.05, $0.05, $0.05, $0.04 and $0.01 for the Cash Reserve Fund for the periods ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively and $0.87 and
      $0.41 for the High Yield Bond Fund for the periods ended December 31, 1999 and 1998, respectively.
    2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

ADDITIONAL INFORMATION AND ASSISTANCE


You may get more information, at no change, about these Funds by requesting the following:

ANNUAL AND SEMI-ANNUAL REPORT
These reports describe the Funds' performance and list their portfolio holdings and financial condition. They also discuss the market conditions and the portfolio managers' strategies that significantly affected the Funds' performance during the covered period.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
This document gives additional information about the Funds. The SAI was filed with the Securities and Exchange Commission (SEC) and incorporated by reference as part of the prospectus.

TO OBTAIN INFORMATION FROM TRANSAMERICA PREMIER FUNDS
o        Call 1-800-89-ASK-US (1-800-892-7587):
o Option 1: to request annual/semi-annual report, statement of additional information, and other literature; and to ask questions about the Funds;
o Option 2: PremierQuote, automated information and transactions available 24 hours, 7 days a week; or
o        Option 3: shareholder service representative.
o Write to Transamerica Premier Funds, P.O. Box 9232, Boston, Massachusetts 02205-9232.
o        E-mail us at PremierFunds@Transamerica.com.
o        Visit our web site at transamericafunds.com.


TO OBTAIN INFORMATION FROM THE SEC
o Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI.
o        Call 1-800-SEC-0330.
o        Visit the SEC's Internet web site at http://www.sec.gov.
o Write to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 for
     copies of these documents (requires you to pay a duplicating fee).


SEC file number:811-9010



Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://www.transamericafunds.com
e-mail:  PremierFunds@Transamerica.com




TPF 568-500